Exhibit 99.2

FREDDIE MAC SECOND QUARTER 2011 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(unaudited)

		Three Months Ended					Six Months Ended
Line:		June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011
		(dollars in millions, except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$22,114	$21,473	$20,379	$20,064	$19,782	$44,846	$39,846
2	Unsecuritized	2,179	2,305	2,282	2,334	2,274	4,140	4,608

3	Total mortgage loans	24,293	23,778	22,661	22,398	22,056	48,986	44,454
4	Investments in securities	3,574	3,557	3,345	3,283	3,275	7,473	6,558
5	Other	34	48	41	34	18	67	52

6	Total interest income	27,901	27,383	26,047	25,715	25,349	56,526	51,064

	Interest expense
7	Debt securities of consolidated trusts	(19,048)	(18,721)	(17,804)	(17,403)	(17,261)	(38,691)	(34,664)
8	Other debt	(4,468)	(4,145)	(3,703)	(3,565)	(3,333)	(9,067)	(6,898)

	Total interest expense	(23,516)	(22,866)	(21,507)	(20,968)	(20,594)	(47,758)	(41,562)
10	Expense related to derivatives	(249)	(238)	(224)	(207)	(194)	(507)	(401)

11	Net interest income	4,136	4,279	4,316	4,540	4,561	8,261	9,101
12	Provision for credit losses	(5,029)	(3,727)	(3,066)	(1,989)	(2,529)	(10,425)	(4,518)

13	Net interest income (loss) after provision for credit losses	(893)	552	1,250	2,551	2,032	(2,164)	4,583

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	4	(66)	(4)	223	(125)	(94)	98
15	Gains (losses) on retirement of other debt	(141)	(50)	10	12	3	(179)	15
16	Gains (losses) on debt recorded at fair value	544	(366)	55	(81)	(37)	891	(118)
17	Derivative gains (losses)	(3,838)	(1,130)	1,568	(427)	(3,807)	(8,523)	(4,234)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(114)	(523)	(724)	(1,054)	(230)	(531)	(1,284)
19	Portion of other-than-temporary impairment recognized in AOCI	(314)	(577)	(1,546)	(139)	(122)	(407)	(261)

20	Net impairment of available-for-sale securities recognized in earnings	(428)	(1,100)	(2,270)	(1,193)	(352)	(938)	(1,545)
21	Other gains (losses) on investment securities recognized in earnings	(257)	(503)	(76)	(120)	209	(673)	89
22	Other income	489	569	256	334	252	1,035	586

23	Non-interest income (loss)	(3,627)	(2,646)	(461)	(1,252)	(3,857)	(8,481)	(5,109)

	Non-interest expense
24	Salaries and employee benefits	(230)	(224)	(207)	(207)	(219)	(464)	(426)
25	Professional services	(67)	(72)	(77)	(56)	(64)	(148)	(120)
26	Occupancy expense	(15)	(16)	(17)	(15)	(15)	(31)	(30)
27	Other administrative expenses	(92)	(76)	(99)	(83)	(86)	(166)	(169)

28	Total administrative expenses	(404)	(388)	(400)	(361)	(384)	(809)	(745)
29	Real estate owned operations income (expense)	40	(337)	(217)	(257)	(27)	(119)	(284)
30	Other expenses	(115)	(103)	(341)	(79)	(135)	(218)	(214)

31	Non-interest expense	(479)	(828)	(958)	(697)	(546)	(1,146)	(1,243)

32	Income (loss) before income tax benefit	(4,999)	(2,922)	(169)	602	(2,371)	(11,791)	(1,769)
33	Income tax benefit	286	411	56	74	232	389	306

34	Net income (loss)	(4,713)	(2,511)	(113)	676	(2,139)	(11,402)	(1,463)

	Other comprehensive income, net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	4,097	3,781	1,097	1,941	903	8,743	2,844
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	184	164	153	132	135	356	267
37	Changes in defined benefit plans	2	2	19	(9)	1	(8)	(8)

38	Total other comprehensive income, net of taxes and reclassification adjustments	4,283	3,947	1,269	2,064	1,039	9,091	3,103

39	Comprehensive income (loss)	(430)	1,436	1,156	2,740	(1,100)	(2,311)	1,640
40	Less: Comprehensive loss attributable to noncontrolling interest	—	—	—	—	—	1	—

41	Total comprehensive income (loss) attributable to Freddie Mac	$(430)	$1,436	$1,156	$2,740	$(1,100)	$(2,310)	$1,640

42	Net income (loss)	$(4,713)	$(2,511)	$(113)	$676	$(2,139)	$(11,402)	$(1,463)
43	Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	1	—

44	Net income (loss) attributable to Freddie Mac	(4,713)	(2,511)	(113)	676	(2,139)	(11,401)	(1,463)
45	Preferred stock dividends	(1,296)	(1,558)	(1,603)	(1,605)	(1,617)	(2,588)	(3,222)

46	Net loss attributable to common stockholders	$(6,009)	$(4,069)	$(1,716)	$(929)	$(3,756)	$(13,989)	$(4,685)

	Loss per common share:
47	Basic	$(1.85)	$(1.25)	$(0.53)	$(0.29)	$(1.16)	$(4.30)	$(1.44)
48	Diluted	$(1.85)	$(1.25)	$(0.53)	$(0.29)	$(1.16)	$(4.30)	$(1.44)
	Weighted average common shares outstanding (in thousands):
49	Basic	3,249,198	3,248,794	3,248,227	3,246,985	3,244,967	3,250,241	3,245,970
50	Diluted	3,249,198	3,248,794	3,248,227	3,246,985	3,244,967	3,250,241	3,245,970

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS
(unaudited)

Line:		June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
		(dollars in millions, except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1, $1, $1, $1, and $1, respectively, related to our consolidated VIEs)	$49,677	$27,920	$37,012	$34,298	$17,488
2	Restricted cash and cash equivalents (includes $6,390, $5,817, $7,514, $5,497, and $1,850, respectively, related to our consolidated VIEs)	6,795	6,280	8,111	6,184	2,333
3	Federal funds sold and securities purchased under agreements to resell (includes $14,000, $25,700, $29,350, $11,500, and $13,950, respectively, related to our consolidated VIEs)	42,068	44,945	46,524	37,792	33,609
	Investments in securities:
4	Available-for-sale, at fair value (includes $570, $541, $817, $298, and $244, respectively, pledged as collateral that may be repledged)	245,305	239,585	232,634	229,838	222,849
5	Trading, at fair value	66,633	63,208	60,262	61,353	54,764

6	Total investments in securities	311,938	302,793	292,896	291,191	277,613

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $14,476, $13,228, $11,644, $9,517, and $8,948, respectively)	1,716,026	1,681,736	1,646,172	1,644,609	1,634,773
8	Unsecuritized (net of allowances for loan losses of $23,666, $25,173, $28,047, $29,571, and $29,919, respectively)	182,875	186,974	192,310	197,883	198,568

9	Total held-for-investment mortgage loans, net	1,898,901	1,868,710	1,838,482	1,842,492	1,833,341
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $1,656, $2,864, $6,413, $5,304, and $4,463 at fair value, respectively)	1,656	2,864	6,413	5,304	4,463

11	Total mortgage loans, net	1,900,557	1,871,574	1,844,895	1,847,796	1,837,804
12	Accrued interest receivable (includes $7,435, $7,203, $6,895, $6,801, and $6,704, respectively, related to our consolidated VIEs)	9,265	9,009	8,713	8,660	8,523
13	Derivative assets, net	172	100	143	58	246
14	Real estate owned, net (includes $128, $138, $118, $112, and $83, respectively, related to our consolidated VIEs)	6,298	7,511	7,068	6,376	5,932
15	Deferred tax assets, net	7,926	6,134	5,543	4,498	3,866
16	Other assets (includes $4,022, $7,057, $6,001, $2,675, and $3,252, respectively, related to our consolidated VIEs)	8,880	12,464	10,875	8,063	8,381

17	Total assets	$2,343,576	$2,288,730	$2,261,780	$2,244,916	$2,195,795

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,804, $6,710, $6,502, $6,345, and $6,241, respectively, related to our consolidated VIEs)	$11,228	$10,097	$10,286	$9,392	$9,542

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,541,914	1,542,503	1,528,648	1,510,426	1,499,036
20	Other debt (includes $7,743, $4,998, $4,443, $3,960, and $3,998 at fair value, respectively)	784,431	727,391	713,940	715,572	681,087

21	Total debt, net	2,326,345	2,269,894	2,242,588	2,225,998	2,180,123
22	Derivative liabilities, net	873	1,071	1,209	750	408
23	Other liabilities (includes $3,752, $3,808, $3,851, $3,757, and $3,821, respectively, related to our consolidated VIEs)	6,868	7,726	8,098	7,539	7,200

24	Total liabilities	2,345,314	2,288,788	2,262,181	2,243,679	2,197,273

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	62,300	64,100	64,200	64,700	64,700
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 649,147,888 shares, 649,164,670 shares, 649,179,789 shares, 649,686,194 shares, and 649,706,712 shares outstanding, respectively	—	—	—	—	—
29	Additional paid-in capital	—	4	7	—	1
30	Retained earnings (accumulated deficit)	(56,945)	(61,017)	(62,733)	(63,693)	(67,449)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities (includes $13,071, $12,164, $10,740, $9,978, and $10,195, respectively, net of taxes, of other-than-temporary impairments)	(14,556)	(10,775)	(9,678)	(7,737)	(6,834)
32	Cash flow hedge relationships	(2,556)	(2,392)	(2,239)	(2,107)	(1,972)
33	Defined benefit plans	(135)	(133)	(114)	(123)	(122)

34	Total AOCI, net of taxes	(17,247)	(13,300)	(12,031)	(9,967)	(8,928)
35	Treasury stock, at cost, 76,715,998 shares, 76,699,216 shares, 76,684,097 shares, 76,177,692 shares, and 76,157,174, respectively	(3,955)	(3,954)	(3,953)	(3,912)	(3,911)

36	Total equity (deficit)	(1,738)	(58)	(401)	1,237	(1,478)

37	Total liabilities and equity (deficit)	$2,343,576	$2,288,730	$2,261,780	$2,244,916	$2,195,795

FREDDIE MAC
TABLE 1A — NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Net Interest Income:

1	Net interest income	$4,136	$4,279	$4,316	$4,540	$4,561	$8,261	$9,101
	Average Balances:(1)

2	Cash and cash equivalents	$45,879	$43,171	$39,190	$37,561	$33,660	$56,426	$35,611
3	Federal funds sold and securities purchased under agreements to resell	37,238	51,439	46,633	47,861	32,227	44,441	40,044
	Mortgage-related securities:
4	Mortgage-related securities(2)	540,380	500,500	472,598	456,972	450,575	566,946	453,773
5	Extinguishment of PCs held by Freddie Mac	(220,350)	(195,890)	(180,452)	(167,528)	(166,318)	(238,651)	(166,923)

6	Total mortgage-related securities, net	320,030	304,610	292,146	289,444	284,257	328,295	286,850
7	Non-mortgage-related securities	32,571	28,631	30,590	29,309	26,078	26,380	27,694
8	Mortgage loans held by consolidated trusts(2)(3)	1,729,618	1,706,329	1,666,274	1,650,567	1,643,680	1,758,473	1,647,123
9	Unsecuritized mortgage loans(3)	212,919	221,442	230,324	240,557	242,471	186,350	241,514

10	Total interest-earning assets	2,378,255	2,355,622	2,305,157	2,295,299	2,262,373	2,400,365	2,278,836
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,739,519	1,723,095	1,689,180	1,665,608	1,656,150	1,770,522	1,660,879
12	Extinguishment of PCs held by Freddie Mac	(220,350)	(195,890)	(180,452)	(167,528)	(166,318)	(238,651)	(166,923)

13	Total debt securities of consolidated trusts held by third parties	1,519,169	1,527,205	1,508,728	1,498,080	1,489,832	1,531,871	1,493,956
	Other debt:(2)
14	Short-term debt	226,624	207,673	201,381	194,822	194,153	234,781	194,488
15	Long-term debt	561,353	542,842	512,123	518,034	500,587	559,130	509,310

16	Total other debt	787,977	750,515	713,504	712,856	694,740	793,911	703,798

17	Total interest-bearing liabilities	2,307,146	2,277,720	2,222,232	2,210,936	2,184,572	2,325,782	2,197,754
18	Net non-interest-bearing funding	71,109	77,902	82,925	84,363	77,801	74,583	81,082

19	Total funding of interest-earning assets	$2,378,255	$2,355,622	$2,305,157	$2,295,299	$2,262,373	$2,400,365	$2,278,836

	Yield/Cost:

20	Cash and cash equivalents	0.15%	0.21%	0.18%	0.17%	0.12%	0.12%	0.14%
21	Federal funds sold and securities purchased under agreements to resell	0.18	0.19	0.19	0.15	0.09	0.14	0.13
	Mortgage-related securities:
22	Mortgage-related securities	4.76	4.84	4.74	4.65	4.63	4.84	4.64
23	Extinguishment of PCs held by Freddie Mac	(5.29)	(5.19)	(5.06)	(4.93)	(4.73)	(5.32)	(4.83)
24	Total mortgage-related securities, net	4.40	4.62	4.54	4.50	4.57	4.48	4.53
25	Non-mortgage-related securities	0.67	0.59	0.43	0.41	0.39	0.88	0.40
26	Mortgage loans held by consolidated trusts	5.11	5.03	4.89	4.86	4.81	5.10	4.84
27	Unsecuritized mortgage loans	4.09	4.16	3.96	3.88	3.75	4.44	3.82
28	Yield on total interest-earning assets	4.69	4.65	4.52	4.48	4.48	4.71	4.48
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(5.05)	(4.94)	(4.76)	(4.67)	(4.64)	(5.09)	(4.66)
30	Extinguishment of PCs held by Freddie Mac	5.29	5.19	5.06	4.93	4.73	5.32	4.83
31	Total debt securities of consolidated trusts held by third parties	(5.02)	(4.90)	(4.72)	(4.65)	(4.63)	(5.05)	(4.64)
	Other debt:
32	Short-term debt	(0.24)	(0.27)	(0.25)	(0.24)	(0.19)	(0.24)	(0.21)
33	Long-term debt	(3.08)	(2.94)	(2.78)	(2.66)	(2.59)	(3.14)	(2.63)
34	Total other debt	(2.27)	(2.20)	(2.07)	(2.00)	(1.92)	(2.28)	(1.96)
35	Cost of interest-bearing liabilities	(4.08)	(4.01)	(3.87)	(3.79)	(3.77)	(4.11)	(3.78)
36	Income (expense) related to derivatives	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)	(0.04)	(0.04)
37	Impact of net non-interest-bearing funding	0.13	0.13	0.14	0.14	0.13	0.13	0.14
38	Total funding of interest-earning assets	(3.99)	(3.92)	(3.77)	(3.69)	(3.67)	(4.02)	(3.68)
39	Net interest yield (annualized)	0.70	0.73	0.75	0.79	0.81	0.69	0.80

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC
TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,551	$4,370	$4,353	$4,479	$4,675	$9,020	$9,154
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	83	161	69	29	31	162	60
	Asset-related amortization expense, net:
3	Mortgage loans held by consolidated trusts	(49)	(202)	(452)	(272)	(297)	(58)	(569)
4	Unsecured mortgage loans	85	84	67	56	48	160	104
5	Mortgage-related securities	(160)	(50)	(31)	(41)	(83)	(191)	(124)
6	Other assets	(3)	(3)	(13)	(14)	(27)	(7)	(41)

7	Asset-related amortization expense, net	(127)	(171)	(429)	(271)	(359)	(96)	(630)
	Debt-related amortization expense, net:
8	Debt securities of consolidated trusts	97	331	711	667	573	110	1,240
9	Other long-term debt securities	(219)	(174)	(164)	(157)	(165)	(428)	(322)

10	Debt-related amortization expense, net	(122)	157	547	510	408	(318)	918

11	Total amortization income (expense), net	(166)	147	187	268	80	(252)	348
12	Expense related to derivatives(4)	(249)	(238)	(224)	(207)	(194)	(507)	(401)

13	Net interest income	$4,136	$4,279	$4,316	$4,540	$4,561	$8,261	$9,101

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings expected to be recovered is recognized as net interest income.
(4)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC
TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$4	$(66)	$(4)	$223	$(125)	$(94)	$98
2	Gains (losses) on retirement of other debt	(141)	(50)	10	12	3	(179)	15
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	491	(386)	35	(117)	(46)	812	(163)
4	Market value adjustments	53	20	20	36	9	79	45

5	Total gains (losses) on debt recorded at fair value	544	(366)	55	(81)	(37)	891	(118)

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	(484)	382	(35)	109	47	(815)	156
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(57)	(31)	(23)	(37)	(3)	(65)	(40)
8	U.S. dollar denominated derivative gains (losses)	(2,086)	(536)	2,615	750	(2,499)	(5,083)	(1,749)
9	Accrual of periodic settlements	(1,211)	(945)	(989)	(1,249)	(1,352)	(2,560)	(2,601)

10	Total derivative gains (losses)	(3,838)	(1,130)	1,568	(427)	(3,807)	(8,523)	(4,234)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(114)	(523)	(724)	(1,054)	(230)	(531)	(1,284)
12	Portion of other-than-temporary impairment recognized in AOCI	(314)	(577)	(1,546)	(139)	(122)	(407)	(261)

13	Net impairment of available-for-sale securities recognized in earnings	(428)	(1,100)	(2,270)	(1,193)	(352)	(938)	(1,545)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(277)	(561)	(84)	(200)	274	(694)	74
15	Gains (losses) on sale of available-for-sale securities	20	58	8	80	(65)	21	15

16	Total other gains (losses) on investment securities recognized in earnings	(257)	(503)	(76)	(120)	209	(673)	89

	Other income:
17	Guarantee-related income	60	58	40	54	81	119	135
18	Gains (losses) on sale of mortgage loans	121	28	23	95	161	216	256
19	Gains (losses) on mortgage loans recorded at fair value	5	128	(403)	(33)	136	26	103
20	Recoveries on loans impaired upon purchase	227	247	163	125	132	396	257
21	All other	76	108	433	93	(258)	278	(165)

22	Total other income	489	569	256	334	252	1,035	586

23	Total non-interest income (loss)	$(3,627)	$(2,646)	$(461)	$(1,252)	$(3,857)	$(8,481)	$(5,109)

FREDDIE MAC
TABLE 3 — NON-INTEREST EXPENSE(1) (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$230	$224	$207	$207	$219	$464	$426
2	Professional services	67	72	77	56	64	148	120
3	Occupancy expense	15	16	17	15	15	31	30
4	Other administrative expenses	92	76	99	83	86	166	169

5	Total administrative expenses	404	388	400	361	384	809	745
6	Real estate owned, or REO, operations (income) expense	(40)	337	217	257	27	119	284
7	Other expenses	115	103	341	79	135	218	214

8	Total non-interest expense	$479	$828	$958	$697	$546	$1,146	$1,243

(1)	In the first quarter of 2011, we reclassified certain expenses from Other expenses (Line 7) to Professional services (Line 2). Prior period amounts have been reclassified to conform to the current presentation.

FREDDIE MAC
TABLE 4 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	8%	8%	6%	7%	9%	11%	8%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	16%	15%	15%	15%	15%	16%	15%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	3.08%	2.97%	3.01%	2.85%	2.75%	3.08%	2.75%
4	Credit-enhanced	8.50%	8.13%	8.27%	7.87%	7.67%	8.50%	7.67%
5	Total Single-family	3.96%	3.80%	3.84%	3.63%	3.50%	3.96%	3.50%
	Multifamily:
6	Non-credit-enhanced	0.10%	0.18%	0.12%	0.25%	0.19%	0.10%	0.19%
7	Credit enhanced	0.78%	0.86%	0.85%	0.75%	0.70%	0.78%	0.70%
8	Total Multifamily	0.22%	0.31%	0.26%	0.36%	0.31%	0.22%	0.31%

	Single-family loan workouts(4) (number of units):

9	Loan modifications	49,562	39,284	37,203	35,158	31,049	93,790	66,207
10	Repayment plans	7,455	7,030	7,964	9,099	7,981	16,216	17,080
11	Forbearance agreements	12,815	6,976	5,945	7,678	3,709	21,673	11,387
12	Short sales and deed-in-lieu transactions	9,542	10,472	12,097	10,706	11,038	16,606	21,744

13	Total single-family loan workouts	79,374	63,762	63,209	62,641	53,777	148,285	116,418

	Non-performing assets(3) (at period end):

14	Non-performing mortgage loans	$113,717	$114,846	$118,337	$118,062	$117,929	$113,717	$117,929
15	REO assets, net	6,298	7,511	7,068	6,376	5,932	6,298	5,932

16	Total non-performing assets	$120,015	$122,357	$125,405	$124,438	$123,861	$120,015	$123,861

	REO Operations Income (Expense):

17	Single-family	$41	$(337)	$(224)	$(257)	$(35)	(115)	(292)
18	Multifamily	(1)	—	7	—	8	(4)	8

19	Total	$40	$(337)	$(217)	$(257)	$(27)	$(119)	$(284)

	Loan Loss Reserves:(5)

20	Beginning balance	$36,811	$38,319	$38,596	$39,926	$39,305	$33,857	$39,926
21	Adjustments to beginning balance(6)	—	—	—	—	—	(186)	—
22	Provision for credit losses(7)	5,029	3,727	3,066	1,989	2,529	10,425	4,518
23	Charge-offs — single-family, net	(3,748)	(3,723)	(2,751)	(2,863)	(2,968)	(6,382)	(5,831)
24	Charge-offs — multifamily, net	(27)	(23)	(35)	(12)	(29)	(45)	(41)
25	Transfers, net	254	296	1,050	265	258	650	523

26	Ending balance	$38,319	$38,596	$39,926	$39,305	$39,095	$38,319	$39,095

	Credit Losses:(8)

27	Credit losses	$3,879	$4,239	$3,114	$3,238	$3,127	$6,807	$6,365
28	Annualized credit losses / average mortgage loan portfolio(9)	78.6 bps	86.4 bps	64.5 bps	67.1 bps	64.9 bps	68.9 bps	66.0 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more past due or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more past due or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk — Credit Performance — Delinquencies” in our 2010 Form 10-K for the year ended December 31, 2010, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category during each quarterly period; however, a single loan may be reported in the forbearance category in separate periods. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Mortgage Credit Risk — Portfolio Management Activities — Loan Workout Activities” in our 2010 Form 10-K for the year ended December 31, 2010.
(5)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23). Results for the second quarter of 2010 include the correction of an error. The cumulative effect of this error was recorded as a $1.3 billion pre-tax correction in the second quarter of 2010, which included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.
(6)	Adjustments relate to the adoption of amendments to the accounting guidance for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.
(7)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(8)	Equal to charge-offs, and REO operations income (expense), net of recoveries.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
TABLE 5A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Investments	$(411)	$284	$2,691	$2,137	$10	$(1,724)	$2,147
2	Single-family Guarantee	(4,505)	(3,138)	(3,017)	(1,820)	(2,386)	(10,101)	(4,206)
3	Multifamily	150	381	213	359	200	371	559
4	All Other	53	(38)	—	—	37	53	37

5	Total Segment Earnings (loss), net of taxes	$(4,713)	$(2,511)	$(113)	$676	$(2,139)	$(11,401)	$(1,463)

	Total Comprehensive Income (Loss) of Segments:
6	Investments segment	$3,203	$3,601	$2,866	$3,263	$643	$5,010	$3,906
7	Single-family Guarantee segment	(4,504)	(3,137)	(3,009)	(1,824)	(2,385)	(10,104)	(4,209)
8	Multifamily segment	818	1,010	1,299	1,301	605	2,731	1,906
9	All Other	53	(38)	—	—	37	53	37

10	Total comprehensive income (loss) of segments	$(430)	$1,436	$1,156	$2,740	$(1,100)	$(2,310)	$1,640

	Net interest yield — Segment Earnings (annualized):
11	Investments segment	93 bps	106 bps	113 bps	110 bps	126 bps	83 bps	118 bps
12	Multifamily segment	77 bps	80 bps	86 bps	75 bps	83 bps	71 bps	79 bps
	Management and guarantee income — Segment Earnings (annualized):
13	Single-family Guarantee segment	18.4 bps	19.9 bps	21.9 bps	19.1 bps	18.7 bps	18.2 bps	18.9 bps
14	Multifamily segment	49.6 bps	49.8 bps	48.6 bps	46.8 bps	43.0 bps	51.1 bps	44.7 bps
	Credit losses — Segment Earnings (annualized):
15	Single-family Guarantee segment	82.4 bps	91.0 bps	67.7 bps	71.0 bps	68.4 bps	72.2 bps	69.7 bps
16	Multifamily segment	10.3 bps	9.0 bps	10.7 bps	4.2 bps	7.6 bps	9.2 bps	5.9 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2011 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss) attributable to Freddie Mac. Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss) attributable to Freddie Mac.

FREDDIE MAC
TABLE 5B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Net interest income	$1,509	$1,667	$1,705	$1,653	$1,826	$2,820	$3,479
	Non-interest income (loss):
2	Net impairment of available-for-sale securities	(327)	(934)	(2,182)	(1,029)	(139)	(703)	(1,168)
3	Derivative gains (losses)	(2,193)	192	2,844	1,103	(2,156)	(4,895)	(1,053)
4	Other non-interest income (loss)	294	(768)	91	236	243	272	479

5	Total non-interest income (loss)	(2,226)	(1,510)	753	310	(2,052)	(5,326)	(1,742)

	Non-interest expense:
6	Administrative expenses	(111)	(110)	(112)	(95)	(101)	(233)	(196)
7	Other non-interest expense	(6)	(1)	(4)	—	(1)	(13)	(1)

8	Total non-interest expense	(117)	(111)	(116)	(95)	(102)	(246)	(197)

9	Segment adjustments	294	272	282	203	126	804	329

10	Segment Earnings (loss) before income tax (expense) benefit	(540)	318	2,624	2,071	(202)	(1,948)	1,869
11	Income tax (expense) benefit	129	(34)	67	66	212	226	278

12	Segment Earnings (loss), net of taxes, including noncontrolling interest	(411)	284	2,691	2,137	10	(1,722)	2,147
13	Less: Net (income) loss — noncontrolling interest	—	—	—	—	—	(2)	—

14	Segment Earnings (loss), net of taxes	(411)	284	2,691	2,137	10	(1,724)	2,147
15	Total other comprehensive income, net of taxes	3,614	3,317	175	1,126	633	6,734	1,759

16	Total comprehensive income — Investments segment	$3,203	$3,601	$2,866	$3,263	$643	$5,010	$3,906

17	Net interest yield — Segment Earnings (annualized)	93 bps	106 bps	113 bps	110 bps	126 bps	83 bps	118 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) attributable to Freddie Mac for the Investments segment.

FREDDIE MAC
TABLE 5C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Net interest income	$51	$(4)	$(34)	$100	$(30)	$110	$70
2	Provision for credit losses(3)	(5,294)	(3,980)	(3,470)	(2,284)	(2,886)	(11,335)	(5,170)
	Non-interest income:
3	Management and guarantee income	865	922	1,000	870	848	1,713	1,718
4	Other non-interest income	268	307	566	211	208	478	419

5	Total non-interest income	1,133	1,229	1,566	1,081	1,056	2,191	2,137

	Non-interest expense:
6	Administrative expenses	(242)	(224)	(235)	(215)	(228)	(471)	(443)
7	REO operations income (expense)	41	(337)	(224)	(257)	(35)	(115)	(292)
8	Other non-interest expense	(90)	(85)	(324)	(66)	(106)	(169)	(172)

9	Total non-interest expense	(291)	(646)	(783)	(538)	(369)	(755)	(907)

10	Segment adjustments	(208)	(245)	(287)	(185)	(143)	(421)	(328)

11	Segment Earnings (loss) before income tax (expense) benefit	(4,609)	(3,646)	(3,008)	(1,826)	(2,372)	(10,210)	(4,198)
12	Income tax (expense) benefit	104	508	(9)	6	(14)	109	(8)

13	Segment Earnings (loss), net of taxes	(4,505)	(3,138)	(3,017)	(1,820)	(2,386)	(10,101)	(4,206)
14	Total other comprehensive income (loss), net of taxes	1	1	8	(4)	1	(3)	(3)

15	Total comprehensive income (loss) — Single-family Guarantee segment	$(4,504)	$(3,137)	$(3,009)	$(1,824)	$(2,385)	$(10,104)	$(4,209)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	13.5 bps	13.5 bps	13.7 bps	13.6 bps	13.7 bps	13.4 bps	13.6 bps
17	Amortization of delivery fees (annualized rate)	4.9 bps	6.4 bps	8.2 bps	5.5 bps	5.0 bps	4.8 bps	5.3 bps

18	Segment Earnings management and guarantee income (annualized rate)	18.4 bps	19.9 bps	21.9 bps	19.1 bps	18.7 bps	18.2 bps	18.9 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	82.4 bps	91.0 bps	67.7 bps	71.0 bps	68.4 bps	72.2 bps	69.7 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) attributable to Freddie Mac for the Single-family Guarantee segment.
(3)	Results for the second quarter of 2010 include the correction of an error. The cumulative effect of this error was recorded as a $1.3 billion pre-tax correction in the second quarter of 2010, which included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.

FREDDIE MAC
TABLE 5D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2) (unaudited) (dollars in millions)

							Six Months Ended
							June 30,
		2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	2010	2011
	Segment Earnings, net of taxes:

1	Net interest income	$278	$290	$308	$279	$304	$516	$583
2	(Provision) benefit for credit losses	(119)	(19)	68	60	13	(148)	73
	Non-interest income (loss):
3	Management and guarantee income	25	25	27	28	30	49	58
4	Net impairment of available-for-sale securities	(17)	(5)	(19)	(135)	(182)	(72)	(317)
5	Derivative gains (losses)	(1)	1	1	2	2	4	4
6	Other non-interest income (loss)	55	185	(111)	187	111	163	298

7	Total non-interest income (loss)	62	206	(102)	82	(39)	144	43

	Non-interest expense:
8	Administrative expenses	(51)	(54)	(53)	(51)	(55)	(105)	(106)
9	REO operations income (expense)	(1)	—	7	—	8	(4)	8
10	Other non-interest expense	(19)	(17)	(13)	(13)	(28)	(36)	(41)

11	Total non-interest expense	(71)	(71)	(59)	(64)	(75)	(145)	(139)

12	Segment Earnings before income tax benefit (expense)	150	406	215	357	203	367	560
13	Income tax benefit (expense)	—	(25)	(2)	2	(3)	1	(1)

14	Segment Earnings, net of taxes, including noncontrolling interest	150	381	213	359	200	368	559
15	Less: Net (income) loss — noncontrolling interest	—	—	—	—	—	3	—

16	Segment Earnings, net of taxes	150	381	213	359	200	371	559
17	Total other comprehensive income, net of taxes	668	629	1,086	942	405	2,360	1,347

18	Total comprehensive income — Multifamily segment	$818	$1,010	$1,299	$1,301	$605	$2,731	$1,906

19	Net interest yield — Segment Earnings (annualized)	77 bps	80 bps	86 bps	75 bps	83 bps	71 bps	79 bps
	Management and guarantee income — Segment Earnings:

20	Average contractual rate (annualized)(3)	49.6 bps	49.8 bps	48.6 bps	46.8 bps	43.0 bps	51.1 bps	44.7 bps
	Credit losses — Segment Earnings:

21	Annualized credit losses/average multifamily mortgage portfolio and HFA-related guarantees	10.3 bps	9.0 bps	10.7 bps	4.2 bps	7.6 bps	9.2 bps	5.9 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended June 30, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income (loss) attributable to Freddie Mac for the Multifamily segment.
(3)	There are no credit fees associated with our multifamily guarantees; however, this rate excludes prepayment and certain other fees.